UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 14, 2017

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	2
ITEM 9.01. EXHIBITS	3
SIGNATURES	4

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)    On March 14, 2017, Dick’s Sporting Goods, Inc. (the “Company”) approved long-term performance share awards (the “Long-Term Awards”) to executive officers and certain other employees of the Company effective on April 3, 2017 (the “Grant Date”). The purpose of the Long-Term Awards is to create additional alignment between executive compensation and stockholder value creation, ensure focus on key organizational initiatives, provide financial motivation to Company leaders, and increase retention of senior leaders. The Long-Term Awards are governed by, and were granted pursuant to, the Company’s Amended and Restated 2012 Stock and Incentive Plan (the “2012 Plan”) and the related performance share award agreement (the “Award Agreement”).

The Long-Term Awards vest over a three-year period (the “Vesting Period”) from the Grant Date and if, and only if, certain performance goals described below are achieved during the 2018 fiscal year period (the “Performance Period”). The total number of shares that may be deemed earned after the end of the Performance Period will be based on the attainment of metrics relating to digital sales; footwear sales; private brand sales; selling, general and administrative expenses as a percentage of sales; and earnings before taxes (collectively, the “Performance Criteria”). The Company’s Compensation Committee of the Board of Directors (the “Committee”) believes that the Performance Criteria are confidential and, after reviewing the Company’s historical performance and consideration of the Company’s business plan, the Committee considered the Performance Criteria to be challenging but attainable. For a grantee to earn and be paid his or her Long-Term Award, the grantee must generally remain an employee of the Company or its subsidiaries until the end of the Vesting Period, except in certain specified circumstances set forth in the Award Agreement.

The target value of the Long-Term Awards granted to the Company’s principal executive officer, principal financial officer, and other officers for whom disclosure was required pursuant to Item 402(c) of Regulation S-K in the Company’s mostly recently-filed proxy statement on April 29, 2016 are as follows (with potential pay-out ranging from 0 – 200% of target):

Executive Officer	Title	Target Value(1)
Edward W. Stack	Chairman and Chief Executive Officer	$1,250,000
Lee J. Belitsky	Executive Vice President — Chief Financial Officer	$1,250,000
André J. Hawaux	Executive Vice President — Chief Operating Officer	$1,250,000
Michele B. Willoughby	Executive Vice President — eCommerce and Supply Chain	$1,250,000
Lauren R. Hobart	Executive Vice President — Chief Marketing Officer	$1,250,000
(1) The actual number of performance shares granted on the Grant Date (at target) will be determined based on the closing price per share of the Company's common stock on Grant Date.

A copy of the form of Award Agreement is attached hereto as Exhibit 99.1. The foregoing description of the Long-Term Awards does not purport to be complete and is qualified in its entirety by reference to the Award Agreement, a copy of which is filed hereto as Exhibit 99.1 and incorporated herein by reference, and the 2012 Plan, a copy of which is incorporated herein by reference as Exhibit 99.2.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Description
99.1	Dick's Sporting Goods, Inc. Performance Share Award Agreement (filed herewith)
99.2	Dick's Sporting Goods, Inc. Amended and Restated 2012 Stock and Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: March 20, 2017	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President - Chief Financial Officer